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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                  FORM 8-K


                          -------------------------



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act 1934

 Date of Report (Date of earliest event reported)      December 19, 1994
                                                 -----------------------------

                              DART GROUP CORPORATION
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             (Exact name of registrant as specified in its charter)


         Delaware                        0-1946                53-0242973
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(State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)


            3300 75th Avenue, Landover, Maryland              20785
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          (Address of principal executive offices)         (Zip Code)


 Registrant's telephone number, including area code       (301) 731-1200
                                                    ---------------------------

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         (Former name or former address, if changed since last report.)



The total number of sequentially numbered pages is 4.

This filing contains one exhibit.





                                  Page 1 of 4
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Item 5.          Other Events

         The Corporation has announced, with regret, the unexpected death of H. Ridgely Bullock, Chairman of the Corporation's Executive Committee and a director. Mr. Bullock was also chairman of the Executive Committees and a director of Trak Auto Corporation and Crown Books Corporation.



Item 7.  Exhibits

             99      Dart Group Corporation News Release          Page 4





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    DART GROUP CORPORATION



       December 22, 1994                       /s/ ROBERT A. MARMON
- --------------------------------               --------------------------------
            Date                                        ROBERT A. MARMON
                                                     Chief Financial Officer





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